UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2022

HEART TEST LABORATORIES, INC.

(Exact name of Registrant as Specified in Its Charter)

Texas	001-41422	26-1344466
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 Reserve St., Suite 360 Southlake, Texas		76092
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 682-237-7781

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HSCS	The Nasdaq Stock Market LLC
Warrants	HSCSW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On September 8, 2022, Heart Test Laboratories, Inc. (the “Company”) entered into Amendment No. 1 (the “Amendment”) to the warrants to purchase shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), issued in the Company’s private placement of securities pursuant to that certain Securities Purchase Agreement dated as of December 22, 2021 (the “SPA,” and such warrants issued thereunder, the “Bridge Warrants”). The Bridge Warrants were issued to the buyers under the SPA along with 8% secured subordinated convertible notes (the “Bridge Notes”), which subsequently converted into shares of Common Stock upon the Company’s initial public offering on June 15, 2022 (the “IPO”).

Upon the IPO, pursuant to the terms of the Bridge Warrants, the holders of the Bridge Warrants became entitled to purchase a total of 1,365,960 shares of Common Stock at an exercise price of $5.16 per share, subject to antidilution provisions with respect to the number of shares issuable upon exercise and full ratchet price protection on the exercise price whenever the Company issues shares of Common Stock for consideration per share less than the exercise price then in effect.

The Amendment, which has been executed by the Company and the lead investor under the SPA, significantly simplifies the Bridge Warrants and makes their terms more consistent with the warrants issued in the IPO. As a result of the Amendment:

(i)
the number of shares of Common Stock for which the Bridge Warrants are exercisable increases to a total 1,683,470 shares and such number is no longer subject to antidilution adjustments if the Company issues shares of Common Stock for consideration per share less than the exercise price then in effect. The 1,683,470 shares represent the total number of shares of Common Stock and Pre-Funded Warrants (as defined in the SPA) into which the Bridge Notes converted upon the IPO (therefore providing the former Bridge Note holders with one warrant for every share of Common Stock (or Pre-Funded Warrant) they received upon the Bridge Note conversion);
(ii)
the exercise price of the Bridge Warrants is reduced to $4.25 per share and the price protection provisions applicable to the exercise price of the Bridge Warrants whenever the Company issues shares of Common Stock (the “Exercise Price Protection Provisions”) are amended such that the exercise price will only be adjusted if such issuances are for consideration per share less than 80% of the exercise price then in effect, subject to certain exceptions; and
(iii)
the period for which the Exercise Price Protection Provisions apply is shortened from ending on December 15, 2023 to ending on June 15, 2023 (i.e. 12 months following the IPO).

The Company will issue new amended and restated Bridge Warrants reflecting the amendments set forth in the Amendment to the holders in exchange for the original Bridge Warrants.

Matthews Holdings Southwest, Inc., a beneficial owner of more than 5% of the Company’s outstanding Common Stock, and Patrick Kanouff, a director of the Company, are holders of Bridge Warrants. There are no other material relationships between the Company or its affiliates and any of the holders of the Bridge Warrants other than in respect of the SPA, the transactions contemplated thereunder and beneficial ownership of securities of the Company.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by the terms and conditions of the Amendment, a copy of which is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 in relation to the Amendment, the amended and restated Bridge Warrants and the shares of Common Stock issuable thereunder is hereby incorporated by reference into this Item 3.02. The Amendment, including the issuance of the amended and restated Bridge Warrants, is being completed in accordance with Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”), and/or Section 4(a)(2) of the Securities Act as a transaction by an issuer not involving any public offering. In accordance with Section 3(a)(9) of the Securities Act, the securities are being exchanged by the Company with its existing security holders in a transaction where no commission or other remuneration is being paid or given directly or indirectly for soliciting such exchange. The amended and restated Bridge Warrants will take on the registered characteristics of the original Bridge Warrants and, accordingly, will be issued by the Company with the same restrictive legends as the original Bridge Warrants.

Upon the IPO, the Bridge Note of an investor was converted into 342,489 shares of Common Stock (the “Conversion Shares”) and a Pre-Funded Warrant to purchase 77,443 shares of Common Stock (collectively, the “IPO Conversion”). Subsequent to the IPO Conversion, the Company discovered an error in the IPO Conversion and determined that, due to a provision in the Bridge Notes limiting the number of shares of Common Stock into which the Bridge Notes may be converted, the investor’s Bridge Note should have been converted into 61,913 fewer shares of Common Stock and a Pre-Funded Warrant to purchase 61,913 more shares of Common Stock than issued at the time of the IPO. In order to comply with the terms of the Bridge Notes and to correct the error, the Company and the investor have acknowledged and agreed that 61,913 of the Conversion Shares will be cancelled and be deemed null and void, ab initio, from the time of the IPO Conversion, and the Company will issue a Pre-Funded Warrant (the “Additional Pre-Funded Warrant”) to purchase 61,913 shares of Common Stock to the investor. The exercise price under the Pre-Funded Warrant is $0.0001 per share of Common Stock. The form of Pre-Funded Warrant was filed as Exhibit 4.5 to the Company’s Registration Statement on Form S-1 filed with the U.S. Securities and Exchange Commission on May 17, 2022, and is incorporated herein by reference.

The Additional Pre-Funded Warrant is being issued in reliance upon an exemption from the registration requirements of the Securities Act pursuant to Section 4(a)(2) thereof, which exempts transactions by an issuer not involving any public offering.

Item 3.03. Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the disclosures set forth above in Items 1.01 and 3.02 are incorporated by reference in this Item 3.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	Amendment No. 1 to Warrant to Purchase Common Stock, dated September 8, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEART TEST LABORATORIES, Inc.

Dated: September 9, 2022	By:	/s/ Andrew Simpson
Andrew Simpson
Chief Executive Officer